UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): March 3, 2006
KUHLMAN COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-50187	86-0883289

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 North Third Street, Suite B-1
Minneapolis, Minnesota 55401
(Address of principal executive offices)(Zip Code)
(612) 338-5752
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.
     On March 3, 2006, Kuhlman Company, Inc. (the “Company”) accepted subscription agreements from six accredited investors for the sale of 1,125,000 shares of common stock for an aggregate purchase price of $2,531,250, or $2.25 per share. The subscription agreements contained customary representations and warranties and agreements by and among the parties. In addition to the shares of common stock, subscribers received three-year warrants to purchase an aggregate of 225,000 additional shares of common stock at the per-share price of $2.75. The warrants contained customary terms and conditions to their exercise. A form of subscription agreement and form of warrant agreement has been previously filed as Exhibits 10.1 and 10.2 to the Company’s current report on Form 8-K filed on January 27, 2006.
     The disclosure about the foregoing agreements and instruments, and the related private placement, contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the United States Securities and Exchange Commission, and as permitted under Rule 135c under the Securities Act.
Item 3.02. Unregistered Sales of Equity Securities.
     On March 3, 2006, the Company accepted subscriptions related to the sale of 1,125,000 and shares of common stock for an aggregate purchase price of $2,531,250 or $2.25 per share. The Company paid no underwriting discounts or commissions in connection with these sales.
     For these issuances, the Company relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, and/or Rule 506 promulgated thereunder. The Company relied on this exemption and/or the safe harbor rule thereunder based on the fact that (i) there were only six investors, all of whom, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (ii) the Company has obtained subscription agreements from the investors indicating that they are accredited investors and purchasing for investment only.
     The securities sold in these issuances were not registered under the Securities Act and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the United States Securities and Exchange Commission, and as permitted under Rule 135c under the Securities Act.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUHLMAN COMPANY, INC.

Date: March 8, 2006	By:	/s/ Jon Gangelhoff

Jon Gangelhoff, Chief Financial Officer